UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	January 21, 2004

E*TRADE Financial Corporation (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-11921 (Commission File Number)	94-2844166 (IRS Employer Identification No.)

135 East 57th Street, New York, New York (Address of principal executive offices)		10022 (Zip Code)

Registrant’s telephone number, including area code	(212) 583-0604

4500 Bohannon Drive, Menlo Park, California (Former name or former address, if changed since last report)

ITEM 9: REGULATION FD DISCLOSURE

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On January 21, 2004, the Company announced its fourth-quarter and year-end earnings for fiscal year 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished shall not be deemed “filed “ for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Exhibit Index

99.1    Earnings Press Release, dated January 21, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004	E*TRADE Financial Corporation

	By:	/s/ Russell S. Elmer
Russell S. Elmer
Corporate Secretary